BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK                               383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
SAN FRANCISCO
________________________________________________________________________________



NEW ISSUE COMPUTATIONAL MATERIALS



$464,162,000 (Approximate)

MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2002-RS2


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor

RAMP SERIES 2002-RS2 TRUST
Issuer

RESIDENTIAL FUNDING CORPORATION
Seller and Master Servicer




MARCH 5, 2002





________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK                               383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
SAN FRANCISCO
________________________________________________________________________________




STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 3)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------


                       GROUP I MORTGAGE LOANS (FIXED RATE)
                             AS OF THE CUT-OFF DATE



----------------------------------------------------------------------------------------------------
COLLATERAL              EXPANDED         JUMBO A     ALTERNET      HOME      SEASONED      TOTAL
SUB-GROUP               CRITERIA       EXCEPTIONS   EXCEPTIONS  SOLUTIONS      LOANS
                       EXCEPTIONS                               EXCEPTIONS
SHELF                                     RFMSI        RASC     RAMP - RZ        -
                          RALI
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Percent of Total              58.31%        20.40%      9.57%          7.62%            4.10%           100.00%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Current Balance      $225,231,218.87  $78,819,844.07  $36,968,977.41  $29,418,387.36  $15,854,638.28  $386,293,065.99
 Loan Count                     1,463           201        375            260             87                2,386
 Average Balance             $153,952      $392,139    $98,584          $113,148       $182,237           $161,900
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Gross WAC (%)                 8.273%        7.024%     9.384%          8.041%           8.996%            8.137%
 WA Orig. Term                    350           328        314            238             306                332
(mos)
 WA Age (mos)                       2             3          4             3              116                 7
----------------------------------------------------------------------------------------------------
 WA Credit Score                  683           687        623            714             696                681
 WA Original LTV*              84.92%        77.19%     87.35%          100.72%          74.27%            84.34%
----------------------------------------------------------------------------------------------------
-------------------
 Purchase                      62.83%        33.37%     34.77%          67.85%           65.63%            54.63%
 Refinance                     23.53%        39.67%     54.65%          19.16%           11.57%            28.98%
 Rate/Term                     13.64%        26.96%     10.57%          12.99%           22.81%            16.39%
Refinance
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Current                       100.00%        99.62%     98.89%          99.63%          100.00%            99.79%
30-59 Days                          -         0.38%      1.11%           0.37%               -              0.21%
Delinquent
60-89 Days                          -             -          -            -                  -                 -
Delinquent
----------------------------------------------------------------------------------------------------

     * With respect to Group I Loans secured by second liens, the combined loan-to-value ratio is used for this table and throughout this prospectus supplement.




________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 4)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS*

            RANGE OF                NUMBER OF      CUT-OFF DATE    PERCENTAGE OF
     LOAN-TO-VALUE RATIOS (%)          LOANS     PRINCIPAL BALANCE    LOAN POOL

          Up to 40.00                  18            $2,644,620.26         0.68%
         40.01 to 50.00                21             4,074,448.64         1.05%
         50.01 to 60.00                43             9,033,703.31         2.34%
         60.01 to 70.00                134           29,711,851.40         7.69%
         70.01 to 80.00                666          141,233,990.13        36.56%
         80.01 to 90.00                527           75,364,920.81        19.51%
        90.01 to 100.00                872          111,988,468.05        28.99%
        100.01 to 110.00               98            11,943,044.48         3.09%
        110.01 to 120.00                3                                  0.05%
                                                        179,940.72
         120.01 and Up                  4               118,078.19         0.03%
             TOTAL                    2,386        $386,293,065.99       100.00%

            * Combined Loan-To-Value is used for second lien mortgage loans.

    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS*

            RANGE OF                NUMBER OF      CUT-OFF DATE    PERCENTAGE OF
  ORIGINAL MORTGAGE LOAN BALANCE       LOANS     PRINCIPAL BALANCE    LOAN POOL

          0.01 - 25,000.00              6              $120,614.50         0.03%
     25,000.01 - 50,000.00             158            6,320,922.20         1.64%
     50,000.01 - 75,000.00             392           24,506,101.31         6.34%
     75,000.01 - 100,000.00            422           36,803,821.02         9.53%
    100,000.01 - 125,000.00            297           33,271,875.93         8.61%
    125,000.01 - 150,000.00            252           34,464,790.35         8.92%
    150,000.01 - 175,000.00            155           24,982,560.88         6.47%
    175,000.01 - 200,000.00            93            17,111,035.53         4.43%
    200,000.01 - 225,000.00            88            18,244,371.58         4.72%
    225,000.01 - 250,000.00            75            17,250,247.47         4.47%
    250,000.01 - 275,000.00            55            14,207,578.14         3.68%
    275,000.01 - 300,000.00            53            14,646,918.20         3.79%
    300,000.01 - 400,000.00            197           66,396,400.12        17.19%
    400,000.01 - 500,000.00            78            34,995,641.72         9.06%
    500,000.01 - 600,000.00            30            16,376,512.17         4.24%
    600,000.01 - 700,000.00            17            10,824,693.15         2.80%
    700,000.01 - 800,000.00             7             5,193,374.50         1.34%
    800,000.01 - 900,000.00             4             3,431,944.27         0.89%
   900,000.01 - 1,000,000.00            5             4,815,398.98         1.25%
  1,000,000.01 - 1,500,000.00           2             2,328,263.97         0.60%
             TOTAL                    2,386        $386,293,065.99       100.00%

          * Combined Loan-To-Value is used for second lien mortgage loans.


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 5)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

             CREDIT SCORE DISTRIBUTION OF THE GROUP I MORTGAGE LOANS

          RANGE OF                NUMBER OF      CUT-OFF DATE     PERCENTAGE
       CREDIT SCORES                LOANS     PRINCIPAL BALANCE  OF LOAN POOL

         Up to 499                    5              $361,551.02         0.09%
         500 to 519                  16             1,577,134.64         0.41%
         520 to 539                  35             3,258,241.41         0.84%
         540 to 559                  39             3,670,167.14         0.95%
         560 to 579                  29             3,438,210.14         0.89%
         580 to 599                  56             6,478,422.37         1.68%
         600 to 619                  144           20,206,130.25         5.23%
         620 to 639                  272           42,767,972.43        11.07%
         640 to 659                  311           49,678,727.17        12.86%
         660 to 679                  366           64,019,583.75        16.57%
         680 to 699                  312           55,264,587.82        14.31%
         700 to 719                  238           39,720,012.64        10.28%
         720 to 739                  205           32,277,838.38         8.36%
         740 to 759                  142           26,503,767.42         6.86%
         760 to 779                  119           22,923,938.18         5.93%
         780 to 799                  59             9,290,009.79         2.40%
         800 to 819                  14             2,344,217.29         0.61%
         820 to 839                   1                81,785.45         0.02%
       Not Available                 23             2,430,768.70         0.63%
           TOTAL                    2,386        $386,293,065.99       100.00%


                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                     NUMBER OF      CUT-OFF DATE     PERCENTAGE
          PROPERTY TYPE                LOANS     PRINCIPAL BALANCE  OF LOAN POOL

 SF Detached                         1,785        $277,067,891.50        71.72%
 PUD                                  355           82,018,347.08        21.23%
 Low-Rise Condo                       139           14,952,426.69         3.87%
 PUD Attached                         45             5,019,028.76         1.30%
 Manufactured Housing                 31             2,602,640.46         0.67%
 Hi-Rise Condo                        13             2,570,994.43         0.67%
 Condo                                 7             1,003,585.14         0.26%
 Townhouse                             9               920,404.01         0.24%
 Modular                               1                74,824.53         0.02%
 Coop                                  1                62,923.39         0.02%
              TOTAL                  2,386        $386,293,065.99       100.00%



________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 6)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

              GEOGRAPHIC DISTRIBUTION OF THE GROUP I MORTGAGE LOANS

          STATE                  NUMBER OF      CUT-OFF DATE     PERCENTAGE
                                   LOANS     PRINCIPAL BALANCE  OF LOAN POOL

            FL                      728          $92,993,267.02        24.07%
            CA                      248           69,595,831.65        18.02%
            IL                      105           20,509,764.31         5.31%
            IN                      177           18,468,047.22         4.78%
            OH                      107           13,001,784.92         3.37%
            CO                      47            12,725,669.35         3.29%
            NJ                      53            12,625,449.52         3.27%
            VA                      58            11,789,133.41         3.05%
            NY                      54            11,655,094.99         3.02%
            MI                      71            10,797,132.57         2.80%
            AZ                      60            10,349,528.33         2.68%
            TX                      63             9,577,917.28         2.48%
            NC                      65             8,490,202.94         2.20%
            GA                      53             8,078,547.80         2.09%
         Other *                    497           75,635,694.68        19.58%
          TOTAL                    2,386        $386,293,065.99       100.00%

          * Other includes states and the District of Columbia with less than 2.00% concentrations individually.

                  OCCUPANCY TYPES OF THE GROUP I MORTGAGE LOANS

                                 NUMBER OF      CUT-OFF DATE       PERCENTAGE
         OCCUPANCY STATUS          LOANS     PRINCIPAL BALANCE    OF LOAN POOL

 Owner                             2,011        $350,712,355.82        90.79%
 Non Owner                          375           35,580,710.17         9.21%
              TOTAL                2,386        $386,293,065.99       100.00%


                   LOAN PURPOSE OF THE GROUP I MORTGAGE LOANS

                                 NUMBER OF      CUT-OFF DATE       PERCENTAGE
           LOAN PURPOSE            LOANS     PRINCIPAL BALANCE    OF LOAN POOL

 Purchase                          1,394        $208,425,656.93        53.96%
 Refinance                          681          111,934,618.46        28.98%
 Rate/Term Refinance                301           63,309,211.64        16.39%
 New Construction                   10             2,623,578.96         0.68%
              TOTAL                2,386        $386,293,065.99       100.00%

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 7)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

                NET MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS

        NET MORTGAGE              NUMBER OF      CUT-OFF DATE     PERCENTAGE
         RATES (%)                  LOANS     PRINCIPAL BALANCE  OF LOAN POOL

       5.001 - 6.000                 25            $7,023,039.03         1.82%
       6.001 - 7.000                 434          104,204,488.47        26.98%
       7.001 - 8.000                 854          135,291,170.30        35.02%
       8.001 - 9.000                 512           73,547,813.87        19.04%
       9.001 - 10.000                337           45,491,007.37        11.78%
      10.001 - 11.000                138           13,953,835.34         3.61%
      11.001 - 12.000                74             6,145,303.61         1.59%
      12.001 - 13.000                 8               515,951.69         0.13%
      13.001 - 14.000                 2                58,164.63         0.02%
      14.001 - 15.000                 2                62,291.68         0.02%
           TOTAL                    2,386        $386,293,065.99       100.00%

                  MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS

          MORTGAGE                NUMBER OF      CUT-OFF DATE     PERCENTAGE
         RATES (%)                  LOANS     PRINCIPAL BALANCE  OF LOAN POOL

       5.001 - 6.000                  7            $2,243,068.61         0.58%
       6.001 - 7.000                 313           80,816,358.79        20.92%
       7.001 - 8.000                 776          134,048,551.07        34.70%
       8.001 - 9.000                 598           87,530,155.49        22.66%
       9.001 - 10.000                393           52,566,241.75        13.61%
      10.001 - 11.000                180           19,285,607.23         4.99%
      11.001 - 12.000                94             8,465,727.16         2.19%
      12.001 - 13.000                20             1,142,034.72         0.30%
      13.001 - 14.000                 1                74,864.86         0.02%
      14.001 - 15.000                 1                25,388.63         0.01%
      15.001 - 16.000                 3                95,067.68         0.02%
           TOTAL                    2,386        $386,293,065.99       100.00%

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 8)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------


                         GROUP II MORTGAGE LOANS (ARMS)
                             AS OF THE CUT-OFF DATE


-----------------------------------------------------------------------------
COLLATERAL         ALTERNET       JUMBO A         EXPANDED
SUB-GROUP          EXCEPTIONS   EXCEPTIONS        CRITERIA         TOTAL
SHELF                 RASC         RFMSI         EXCEPTIONS
                                                    RALI
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 Percent of Total      73.11%          26.08%            0.81%       100.00%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 Current Balance   $56,927,365.60  $20,310,145.46      $631,699.33  $77,869,210.39
 Loan Count               475              47                2           524
 Average Balance     $119,847        $432,131         $315,850      $148,605
 Gross WAC (%)         9.493%          7.567%           8.088%        8.980%
 WA Orig. Term            360             359              309           359
(mos)
 WA Age (mos)               3              13               11             6
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 WA Credit Score          602             704              731           630
 WA CLTV               86.91%          82.36%           86.39%        85.72%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 WA Margin              7.95%           2.91%            2.75%         6.59%
 WA Lifetime Cap      15.697%         13.096%          13.088%       14.997%
 WA Next Rate Adj.         24              39               74            28
 WA Reset                   6              33               12            13
Frequency
-----------------------------------------------------------------------------
 Purchase              48.83%          68.03%          100.00%        54.25%
 Refinance             41.61%          25.80%                -        37.15%
 Rate/Term              9.56%           6.17%                -         8.60%
Refinance
-----------------------------------------------------------------------------
Current                99.86%          96.60%          100.00%        99.01%
 30-59 Days             0.14%           3.40%                -         0.99%
Delinquent
 60-89 Days                 -               -                -             -
Delinquent
-----------------------------------------------------------------------------

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 9)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------



          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS

          RANGE OF                NUMBER OF      CUT-OFF DATE    PERCENTAGE OF
  LOAN-TO-VALUE RATIOS (%)          LOANS     PRINCIPAL BALANCE    LOAN POOL

        Up to 40.00                   3               $98,186.23         0.13%
       40.01 to 50.00                 2               122,430.86         0.16%
       50.01 to 60.00                 5             1,032,682.67         1.33%
       60.01 to 70.00                 19            3,498,265.63         4.49%
       70.01 to 80.00                128           20,505,210.85        26.33%
       80.01 to 90.00                253           37,049,472.37        47.58%
      90.01 to 100.00                109           15,050,613.63        19.33%
      100.01 to 110.00                5               512,348.15         0.66%
           TOTAL                     524          $77,869,210.39       100.00%

        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS

     ORIGINAL MORTGAGE            NUMBER OF      CUT-OFF DATE    PERCENTAGE OF
        LOAN BALANCE                LOANS     PRINCIPAL BALANCE    LOAN POOL

          0.01 - 25,000.00            3               $68,772.35         0.09%
   25,000.01 - 50,000.00             53             2,084,349.15         2.68%
   50,000.01 - 75,000.00             88             5,608,164.93         7.20%
   75,000.01 - 100,000.00            88             7,663,336.07         9.84%
  100,000.01 - 125,000.00            69             7,730,960.34         9.93%
  125,000.01 - 150,000.00            66             9,019,802.06        11.58%
  150,000.01 - 175,000.00            39             6,292,553.61         8.08%
  175,000.01 - 200,000.00            26             4,855,482.93         6.24%
  200,000.01 - 225,000.00             7             1,474,772.26         1.89%
  225,000.01 - 250,000.00            15             3,542,825.80         4.55%
  250,000.01 - 275,000.00             9             2,363,906.27         3.04%
  275,000.01 - 300,000.00            10             2,825,609.46         3.63%
  300,000.01 - 400,000.00            27             9,367,224.84        12.03%
  400,000.01 - 500,000.00            12             5,238,287.90         6.73%
  500,000.01 - 600,000.00             4             2,204,242.63         2.83%
  600,000.01 - 700,000.00             4             2,491,575.53         3.20%
  700,000.01 - 800,000.00             2             1,462,885.99         1.88%
1,500,000.01 - 2,000,000.00           2             3,574,458.27         4.59%
           TOTAL                     524          $77,869,210.39       100.00%

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 10)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

            CREDIT SCORE DISTRIBUTION OF THE GROUP II MORTGAGE LOANS

         RANGE OF                NUMBER OF      CUT-OFF DATE     PERCENTAGE
      CREDIT SCORES                LOANS     PRINCIPAL BALANCE  OF LOAN POOL

        Up to 499                    2              $270,515.13         0.35%
        500 to 519                  27             3,029,238.01         3.89%
        520 to 539                  57             6,086,802.40         7.82%
        540 to 559                  53             5,363,365.22         6.89%
        560 to 579                  44             5,212,379.41         6.69%
        580 to 599                  54             6,507,321.42         8.36%
        600 to 619                  75             9,794,272.10        12.58%
        620 to 639                  69             9,321,400.31        11.97%
        640 to 659                  45             6,587,896.57         8.46%
        660 to 679                  31             7,597,148.03         9.76%
        680 to 699                  18             4,145,171.28         5.32%
        700 to 719                  11             3,714,080.09         4.77%
        720 to 739                  11             2,461,832.40         3.16%
        740 to 759                  10             3,882,658.81         4.99%
        760 to 779                   9             2,523,830.15         3.24%
        780 to 799                   2               713,658.40         0.92%
        800 to 819                   1               389,365.16         0.50%
      Not Available                  5               268,275.50         0.34%
          TOTAL                     524          $77,869,210.39       100.00%

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 11)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                  NUMBER OF      CUT-OFF DATE     PERCENTAGE
          PROPERTY TYPE             LOANS     PRINCIPAL BALANCE  OF LOAN POOL

SF Detached                          440          $60,983,220.21        78.31%
PUD Detached                         39             8,562,687.19        11.00%
Coop                                  4             2,324,286.27         2.98%
Low-Rise Condo                       19             2,302,249.87         2.96%
PUD Attached                          7             1,273,741.18         1.64%
Manufactured Housing                  8               791,795.37         1.02%
Condo                                 1               614,516.24         0.79%
Townhouse                             4               572,081.53         0.73%
Modular                               1               278,295.14         0.36%
Hi-Rise Condo                         1               166,337.39         0.21%
              TOTAL                  524          $77,869,210.39       100.00%

                NET MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS

           NET RANGE OF           NUMBER OF      CUT-OFF DATE     PERCENTAGE
        MORTGAGE RATES (%)          LOANS     PRINCIPAL BALANCE  OF LOAN POOL

          5.001 - 6.000               3              $389,182.92         0.50%
          6.001 - 7.000              24             8,231,659.94        10.57%
          7.001 - 8.000              87            20,746,693.01        26.64%
          8.001 - 9.000              164           22,506,414.96        28.90%
          9.001 - 10.000             168           19,052,239.93        24.47%
         10.001 - 11.000             60             5,362,216.66         6.89%
         11.001 - 12.000             15             1,437,023.12         1.85%
         12.001 - 13.000              2               118,199.71         0.15%
         13.001 - 14.000              1                25,580.14         0.03%
              TOTAL                  524          $77,869,210.39       100.00%


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 12)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

                  MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS

                                   NUMBER OF      CUT-OFF DATE     PERCENTAGE
        MORTGAGE RATES               LOANS     PRINCIPAL BALANCE  OF LOAN POOL

        5.001 - 6.000                  2              $229,544.30         0.29%
        6.001 - 7.000                 11             4,661,250.21         5.99%
        7.001 - 8.000                 50            17,219,995.17        22.11%
        8.001 - 9.000                 122           17,984,702.83        23.10%
        9.001 - 10.000                197           23,541,340.71        30.23%
       10.001 - 11.000                102           10,718,189.52        13.76%
       11.001 - 12.000                31             3,010,941.06         3.87%
       12.001 - 13.000                 7               399,365.19         0.51%
       13.001 - 14.000                 2               103,881.40         0.13%
            TOTAL                     524          $77,869,210.39       100.00%


                   INDEX TYPES OF THE GROUP II MORTGAGE LOANS

           INDEX TYPES               NUMBER OF      CUT-OFF DATE     PERCENTAGE
                                       LOANS     PRINCIPAL BALANCE  OF LOAN POOL

6 Month LIBOR                          475          $57,101,707.71        73.33%
1 Year Treasury                        29            11,871,293.31        15.25%
5 Year Treasury                        20             8,896,209.37        11.42%
              TOTAL                    524           $77,869,210.39      100.00%


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 13)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

          NEXT INTEREST RATE ADJUSTMENT OF THE GROUP II MORTGAGE LOANS

        NEXT INTEREST RATE        NUMBER OF      CUT-OFF DATE     PERCENTAGE
         ADJUSTMENT DATE            LOANS     PRINCIPAL BALANCE  OF LOAN POOL

 April-02                             1               $56,439.11         0.07%
 September-02                         4             2,191,073.08         2.81%
 November-02                          1               137,067.99         0.18%
 December-02                          1                47,722.29         0.06%
 January-03                           1               419,667.20         0.54%
 March-03                             1                89,619.25         0.12%
 April-03                             3               207,141.19         0.27%
 May-03                               5               692,121.66         0.89%
 June-03                             12             1,259,058.49         1.62%
 July-03                              8               793,744.25         1.02%
 August-03                            9             1,145,132.85         1.47%
 September-03                        29             3,661,040.48         4.70%
 October-03                          42             6,447,530.24         8.28%
 November-03                         88            10,335,071.08        13.27%
 December-03                         83             9,194,527.42        11.81%
 January-04                          66             9,451,863.96        12.14%
 February-04                         16             1,989,108.82         2.55%
 March-04                             2               360,252.08         0.46%
 May-04                               1                38,943.92         0.05%
 July-04                              2               277,855.17         0.36%
 August-04                            2               109,309.40         0.14%
 September-04                         9               739,913.90         0.95%
 October-04                          12             1,450,944.21         1.86%
 November-04                         36             5,317,235.43         6.83%
 December-04                         28             3,138,285.31         4.03%
 January-05                          23             2,369,913.33         3.04%
 February-05                          2               405,750.46         0.52%
 March-05                             2             1,038,135.12         1.33%
 April-05                             3             1,552,937.31         1.99%
 May-05                               4             1,590,309.59         2.04%
 June-05                              6             2,402,123.61         3.08%
 July-05                              2               670,922.12         0.86%
 August-05                            3             1,492,230.14         1.92%
 December-05                          1               691,096.28         0.89%
 February-06                          1               561,186.85         0.72%
 April-06                             1               362,739.77         0.47%
 June-06                              2               762,777.18         0.98%
 August-06                            4             1,948,157.26         2.50%
 September-06                         5             1,569,101.75         2.02%
 August-07                            1               346,854.59         0.45%
 June-09                              1               285,346.69         0.37%
 January-11                           1               268,959.56         0.35%
              TOTAL                  524          $77,869,210.39       100.00%

________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 13)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

             GEOGRAPHIC DISTRIBUTION OF THE GROUP II MORTGAGE LOANS

                                    NUMBER OF      CUT-OFF DATE     PERCENTAGE
             STATE                    LOANS     PRINCIPAL BALANCE  OF LOAN POOL

               CA                      43           $10,310,875.92        13.24%
               NY                      23             9,008,482.71        11.57%
               GA                      44             6,498,661.73         8.35%
               SC                      20             6,222,610.98         7.99%
               MI                      44             5,079,617.09         6.52%
               IL                      40             4,723,415.08         6.07%
               FL                      38             4,349,219.61         5.59%
               OH                      47             3,874,359.19         4.98%
               NC                      29             3,662,669.62         4.70%
               TN                      17             2,340,813.47         3.01%
               CO                      12             1,986,377.44         2.55%
               WA                       7             1,907,466.59         2.45%
               AZ                      14             1,891,101.87         2.43%
               TX                      18             1,773,566.55         2.28%
               MN                       8             1,618,891.80         2.08%
            Other *                    120           12,621,080.74        16.21%
             TOTAL                     524          $77,869,210.39       100.00%

             * Other includes states and the District of Columbia with less than 2.00% concentrations individually.

                 OCCUPANCY TYPES OF THE GROUP II MORTGAGE LOANS

                                    NUMBER OF      CUT-OFF DATE     PERCENTAGE
           OCCUPANCY                  LOANS     PRINCIPAL BALANCE  OF LOAN POOL

Owner                                  483          $72,256,350.73        92.79%
Non Owner                              35             3,673,870.39         4.72%
Second Home                             6             1,938,989.27         2.49%
             TOTAL                     524          $77,869,210.39       100.00%


________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS2
Computational Materials: Preliminary Term Sheet  (Page 14)
________________________________________________________________________________


--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------

                   LOAN PURPOSE OF THE GROUP II MORTGAGE LOANS

                                    NUMBER OF      CUT-OFF DATE     PERCENTAGE
           LOAN PURPOSE               LOANS     PRINCIPAL BALANCE  OF LOAN POOL

 Purchase                              268          $40,009,552.52        51.38%
 Refinance                             203           28,927,317.23        37.15%
 Rate/Term Refinance                   51             6,695,827.86         8.60%
 New Construction                       2             2,236,512.78         2.87%
              TOTAL                    524          $77,869,210.39       100.00%

                   NOTE MARGINS OF THE GROUP II MORTGAGE LOANS

             RANGE OF               NUMBER OF      CUT-OFF DATE     PERCENTAGE
        MORTGAGE RATES (%)            LOANS     PRINCIPAL BALANCE  OF LOAN POOL

          2.000 to 2.999               39           $15,935,015.27        20.46%
          3.000 to 3.999               11             5,118,578.52         6.57%
          4.000 to 4.999                9             1,311,647.10         1.68%
          5.000 to 5.999               26             4,499,488.88         5.78%
          6.000 to 6.999               54             7,527,451.66         9.67%
          7.000 to 7.999               107           12,053,920.80        15.48%
          8.000 to 8.999               154           18,064,747.21        23.20%
          9.000 to 9.999               85             9,619,395.25        12.35%
         10.000 to 10.999              35             3,516,391.82         4.52%
         11.000 to 11.999               4               222,573.88         0.29%
              TOTAL                    524          $77,869,210.39       100.00%



________________________________________________________________________________

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

********************************************************************************

Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.

********************************************************************************